Exhibit 10.1

Nicholas Financial



Hello
HOUSTON
HEIGHTS
Texas
JOIN US FOR OUR
Grand Opening Celebration!!



Eat Bar-B-Que



See Live Longhorns



Play Casino Games

You're Invited to

Nicholas Financial's Houston, Texas Grand Opening

Date:
January 13th 2022

Time:
3:00 to 7:00 pm

Location:
9630 N. Sam Houston Pkwy E, Suite F
Humble, TX 77396

For more Info call:
281-601-1926

Official Ribbon Cutting at 4:00 pm - Refreshments & Fun will be served

Proudly Serving Dealers in FL, AL, AZ, GA, ID, IL, IN, KS, KY, MI, MO, NC, NV, OH, PA,SC,TN,TX, UT, WI

www.NicholasFinancial.com